Exhibit 99.1

Client Document: Introduction to future HilltopSecurities November 2015

HilltopSecurities

Southwest Securities + FirstSouthwest = HilltopSecurities

Our firm represents the combination of two established and successful broker-dealers – Southwest Securities and FirstSouthwest. Southwest Securities adopted the HilltopSecurities name in October 2015 and we are scheduled to fully integrate with FirstSouthwest under the HilltopSecurities name in January 2016.

Primary business lines:

- Capital Markets
- Public Finance
- Retail
- Clearing Services
- Structured Finance
- Securities Lending

HilltopSecurities Office Locations



2

HilltopSecurities
A Hilltop Holdings Company.

HilltopSecurities – Once Merged

HilltopSecurities serves as a trusted advocate for our clients nationwide, delivering a wide range of financial guidance, services and solutions to individuals, businesses and communities.

- Wholly owned subsidiary of Hilltop Holdings Inc. (NYSE: HTH)
- Created through the combination of Southwest Securities Inc. and First Southwest Company
- More than 100 years of combined industry experience
- Approximately 1,100 employees
- 53 office locations in 17 states
- Public Finance ranked #1 financial advisor in 2014 by number of new issues[1]
- Nation's 3rd largest Clearing Services firm by number of broker-dealer clients[2]
- $14 billion in Retail assets under management
- $41 billion in Clearing Services client assets
- $20 billion in Municipal Cash Management assets under management

1 Source: Ipreo MuniAnalytics
2 Source: Investment News

3

HilltopSecurities
A Hilltop Holdings Company.

HilltopSecurities – Overview Once Merged

- Main revenue generating business lines include:
  - ***Capital Markets:*** institutional sales and trading of munis and taxable fixed income; muni underwritings; portfolio trading
  - ***Public Finance:*** generates financial advisory and underwriting fees for debt issuances of municipalities
  - ***Retail:*** employed financial advisors in Pacific and Gulf regions and independent advisors nationwide as part of HilltopSecurites Independent Network
  - ***Clearing Services:*** provides transaction clearing and ancillary services to correspondents
  - ***Structured Finance:*** includes TBA business, which provides interest rate protection for housing authorities
  - ***Securities Lending:*** lends and borrows stock from third parties

Percentage of revenue for nine months ended 9/30/15



Securities Lending, 3%
Other, 3%
Public Finance, 23%
Clearing, 9%
Structured Finance, 12%
Capital Markets, 22%
Retail, 28%

Notes: Percentage of revenue for nine months ended 9/30/15 includes both FSW and SWS.

Key Highlights	2014[1]	1st 9 mo. 2015[2]
Income Before Taxes ($000)	6,863	6,354
Compensation/Net Revenue (%)	59.4	71.9
FDIC Insured Balances at PCB ($M)	$224	$805
Other FDIC Insured Balances ($M)	$250	$1,457
Total FDIC Insured Balances ($M)	$474	$2,262

[1] 2014 data only includes results of FSW.
[2] YTD 2015 results include FSW and SWS and Income Before Taxes excludes $10.3 million integration charges related to the merger of the broker-dealers.

4
HilltopSecurities
A Hilltop Holdings Company.

5 HilltopSecurities Leadership – Once Merged Hill A. Feinberg Robert W. Peterson John R. Muschalek J. Michael Edge Chairman & CEO Company tenure: 24 years Financial Services Experience: 44 years President & COO Company tenure: 1 year Financial Services Experience: 23 years Chief Administrative Officer Company tenure: 23 years Financial Services Experience: 27 years Chief Financial Officer Company tenure: 15 years Financial Services Experience: 17 years Note: As of Nov. 2015

6 HilltopSecurities Department Leaders – Once Merged Dan Leland Capital Markets Company tenure: 20 years Financial Services Experience: 32 years Anton Berends Securities Lending Company tenure: 16 years Financial Services Experience: 23 years Jack Addams Public Finance Company tenure: 15 years Financial Services Experience: 43 years Lana Calton Clearing Services Company tenure: 23 years Financial Services Experience: 23 years Mike Marz Structured Finance Company tenure: 22 years Financial Services Experience: 36 years Dave Geschke Wealth Management Company tenure: 1 year Financial Services Experience: 28 years

Hilltop Holdings (NYSE: HTH) 7

Hilltop Holdings Overview

HILLTOP HOLDINGS

PlainsCapital Bank | PrimeLending | HilltopSecurities (A Hilltop Holdings Company) | National Lloyds Corporation

- Hilltop Holdings is a Dallas, Texas-based diversified financial holding company with a complementary set of operating companies
- Hilltop Holdings is listed on the NYSE under the ticker symbol HTH
- Hilltop Holdings provides banking, mortgage origination, financial advisory and insurance through its subsidiaries:
  - **PlainsCapital Bank** is the 6th largest[1] Texas-based bank with 66 operating branches located in all major Texas markets
  - **PrimeLending** is the 6th largest[4] mortgage originator in the U.S. by purchase units and has over 250 locations in 41 states
  - **Hilltop Securities Holdings** is the parent of FirstSouthwest, the #1 financial advisor to municipalities[2], and HilltopSecurities, the largest full-service brokerage firm based in the Southwest[3] – the broker-dealers will be combined into HilltopSecurities
  - **National Lloyds** is a niche insurance company that provides primarily fire and homeowners insurance for low value dwellings in Texas and other southern states

Notes: (1) Per SNL Financial
(2) Per Ipreo MuniAnalytics; based on number of bond and note issues over the last five years
(3) Based on number of retail financial advisors
(4) Per Marketrac; based on 2014 data

8

HilltopSecurities
A Hilltop Holdings Company.

Combination of Franchises

Hilltop Holdings & National Lloyds

- 5 employee parent company with $530 million in cash and NYSE public listing ("HTH")
- $300 million asset homeowners insurance company generating ~$150 million in premiums with approx. 150 employees

\+

PlainsCapital Bank & PrimeLending & FirstSouthwest

- $5.2 billion asset commercial bank with 33 branches and approx. 700 employees
- $970 million asset mortgage company originating ~$10 billion in mortgages with approx. 2,400 employees and 270 branches
- $640 million asset broker-dealer with approx. 400 employees and annual revenue of $111 million

\+

First National Bank of Edinburg

- Commercial bank with approx. 700 employees and a significant South Texas presence through 51 branches
- Assumed $2.6 billion in assets through FDIC assisted transaction

\+

Southwest Securities, Inc. & Southwest Securities, FSB

- $3.1 billion asset broker-dealer with approx. 700 employees and annual revenue of $240 million
- $1.3 billion asset bank with approx. 170 employees and 13 locations in Texas and New Mexico

=

Q3 '15 HTH Key Statistics ($ mill.)	
Total Assets	$12,389
Common Equity	$1,716
Employees (#)	5,400
Locations (#)	425

Notes: HTH and NL statistics as of Q1 2012 (prior to PCC acquisition). PCC, FNB and SWS statistics each represent approximate numbers as of time period prior to respective acquisition announcement.

9

HilltopSecurities
A Hilltop Holdings Company

10 Texas-Based with National Presence * Locations as of Oct. 9, 2015

Strong Leadership

Hilltop Holdings (HTH)



Gerald J. Ford
Chairman of the Board and Largest Shareholder
- Company Tenure: 10 years
- Financial Services Experience: 40 years



Jeremy B. Ford
President and CEO, HTH
- Company Tenure: 5 years
- Financial Services Experience: 16 years



Darren E. Parmenter
Principal Financial Officer, HTH
- Company Tenure: 15 years
- Financial Services Experience: 15 years



Corey G. Prestidge
General Counsel, HTH
- Company Tenure: 8 years
- Financial Services Experience: 11 years

PlainsCapital Corporation (PCC)



Alan B. White
Vice Chairman, HTH; Chairman & CEO, PCC
- Company Tenure: 27 years
- Financial Services Experience: 45 years



James R. Huffines
President and COO, PCC
- Company Tenure: 16 years
- Financial Services Experience: 38 years



John A. Martin
CFO, PCC
- Company Tenure: 5 years
- Financial Services Experience: 40 years

Subsidiary CEOs



Jerry L. Schaffner
President & CEO
PlainsCapital Bank
- Company Tenure: 27 years
- Financial Services Experience: 33 years



Todd Salmans
CEO
PrimeLending
- Company Tenure: 9 years
- Financial Services Experience: 41 years



Hill A. Feinberg
Chairman & CEO
Hilltop Securities
- Company Tenure: 24 years
- Financial Services Experience: 44 years



Robert Otis
CEO
National Lloyds
- Company Tenure: 1 year
- Financial Services Experience: 26 years

11

HilltopSecurities
A Hilltop Holdings Company.

Other HTH Company Summaries 12

13 PlainsCapital Bank – Overview State chartered, Federal Reserve member institution with $8.3 billion in assets and $6.8 billion in deposits Provides commercial banking, retail banking, trust, treasury management and wealth management Community banking business model provides superior customer service and responsive decision making 66 branches in 12 MSAs, including Dallas / Fort Worth (#10), Lubbock (#2), Austin (#10), San Antonio (#21), Rio Grande Valley (#8 in McAllen) and Houston Branch Map (66 Branches) Rank Texas Headquartered Banks & Thrifts Branches Deposits ($mm) Market Share (%) 1 Cullen/Frost Bankers Inc. 136 23,894 3.63 2 Prosperity Bancshares Inc. 258 15,180 2.31 3 Texas Capital Bancshares Inc. 13 14,042 2.13 4 Comerica Inc. 134 10,317 1.57 5 International Bancshares Corp. 168 7,159 1.09 6 PlainsCapital Bank 66 6,333 0.96 Source: SNL Financial Deposit market share data as of June 30, 2015 and pro forma for acquisitions Includes banks & thrifts headquartered in Texas Texas Deposit Market Share Key Highlights 2014 1st 9 months 2015 Income Before Taxes ($000) 139,109 140,591 ROAA (%) 1.20 1.64 NIM (%) 5.00 5.79 Efficiency (%) 61.2 50.6 Tier 1 Leverage (%) 10.31 12.77 Note: First nine months of 2015 results include integration charges related to SWS transaction

14 PrimeLending – Overview PrimeLending has grown from a staff of 20 producing $80 million in annual closed loan volume to a staff of approximately 2,500 producing $10.4 billion in 2014 Quality franchise with a strong retail platform and focus on the purchase mortgage business, which represented 81% of volume in Q3 2015 versus the US industry average of 63% Expeditious loan processing, underwriting and closing in-house Generates noninterest income (gain on sale) by selling substantially all mortgage loans it originates to investors in the secondary market (majority servicing released) Ranked #6 in US, #2 in Texas and #1 in Dallas in Purchase Units by Market Trac for 2014 Key Highlights 2014 1st 9 months 2015 Income Before Taxes ($000) 12,365 43,251 Volume ($M) 10,364 10,286 Volume (Units) 48,655 46,045 Volume (% Purchase) 80.0% 73.4% Volume (% Conventional) 62.6% 63.3% Servicing Asset ($M) $36.2 $47.5 Estimated US Market Share: Note: Market share based on Mortgage Bankers Association forecast of industry volume 0.61% 0.98% 0.98% 0.96% 0.76% 0.72% 0.85% 0.97% 0.96% 2,852 2,345 1,866 2,839 2,946 2,713 2,814 3,834 3,639 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Volume ($M)

National Lloyds – Overview 15 National Lloyds is Texas-based niche P&C underwriter that has specialized in low-value homeowners and mobile home products for over 40 years Mainly in Texas, Oklahoma and Arizona, as well as other southern states Pre-tax income of $12.0 million in Q3 2015 relative to $8.2 million in Q3 2014 Distribution via an established network of over 6,500 independent agents Supported by conservative catastrophic reinsurance program and investment portfolio A.M. Best “A” (Excellent) Rated Key Highlights ($000) 2014 1st 9 months 2015 Income Before Taxes 25,708 8,617 Direct Premium Written 172,464 130,632 Q3 2015 Direct Premiums Written Homeowners 45% Fire 31% Mobile Home 21% Commercial 2% 4,385 17,530 11,412 (5,459) 8,186 11,569 9,136 (12,526) 12,006 62% 40% 46% 87% 54% 44% 48% 102% 42% -40% -20% 0% 20% 40% 60% 80% 100% (16,000) (8,000) - 8,000 16,000 24,000 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Loss and LAE Ratio (%) Pre - Tax Income ($000)

HTH Consolidated Results 16

Hilltop Holdings – Summary Income Statement 17 Source: Hilltop Holdings Inc. quarterly and annual SEC filings ($000) Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Interest income 93,217 99,316 107,669 115,662 130,545 Interest expense 7,457 7,802 14,227 14,995 15,334 Net interest income 85,760 91,514 93,392 100,667 115,211 Provision for loan losses 4,033 4,125 2,687 158 5,593 Net interest income after provision for loan losses 81,727 87,389 90,705 100,509 109,618 Noninterest income 212,135 213,795 352,845 301,400 296,469 Noninterest expense 254,744 246,768 314,476 353,317 333,502 Income before income taxes 39,118 54,416 129,074 48,592 72,585 Income tax expense 14,010 20,950 15,420 18,137 25,338 Net income 25,108 33,466 113,654 30,455 47,247 Less: Net income attributable to noncontrolling interest 296 325 353 405 353 Income attributable to Hilltop 24,812 33,141 113,301 30,050 46,894 Dividends on preferred stock 1,426 1,425 1,426 428 - Income applicable to Hilltop common stockholders 23,386 31,716 111,875 29,622 46,894

Profitable Asset Growth 18 Source: Hilltop Holdings Inc. quarterly and annual SEC filings Results are proof that the strategy of acquisitions and organic growth is working Assets have grown ~1.7x since Q1 2013, while maintaining superior profitability (median quarterly ROAA of ~1.3%) - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 ROAA (%) Total Assets ($M) Total Assets ROAA

Strong History of Earnings 19 Source: Hilltop Holdings Inc. quarterly and annual SEC filings Hilltop is financially stable and has significant long-term earnings power Since Jan. 1, 2013, Hilltop has generated cumulative net income of approximately $417 million - 50 100 150 200 250 300 350 400 450 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Cumulative Net Income to Common Generated ($M)

20 HTH Market Performance +67% +48% +46% Market Update Ticker HTH Stock Price $22.67 Shares O/S 98.9mm Market Cap. $2.2bn Since Jan. 1, 2013, Hilltop has outperformed the banking sector, as well as the broader market Notes: Per SNL Financial, as of Nov. 9, 2015 (20.00) 0.00 20.00 40.00 60.00 80.00 100.00 Stock Price Change (%) HTH KBW Bank Index S&P 500

Hilltop Securities Inc. 1201 Elm Street, Suite 3500 Dallas, TX 75270 1.800.973.7977 HilltopSecurities.com